UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549

                       FORM 8-K

                    CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934


                     MARCH 3, 1998
                     -------------
           (Date of earliest event reported)



LABORATORY CORPORATION OF AMERICA HOLDINGS-REGISTERED TRADEMARK-
----------------------------------------------------------------
   (Exact name of registrant as specified in its charter)



   DELAWARE                1-11353            13-3757370
   --------                -------            ----------
(State or other          (Commission        (IRS Employer
jurisdiction or          File Number)        Identification
organization)                                Number)



   358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
   -------------------------------------------------------
          (Address of principal executive offices)



                     336-229-1127
                     ------------
 (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

On March 3, 1998, Laboratory Corporation of America Holdings -Registered Trademark- (the "Company") issued a press release dated as of such date announcing operating results of the Company for the three and twelve month periods ended December 31, 1997, as well as certain other information. The press release is attached as an exhibit hereto and the text thereof is incorporated in its entirety herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

  (c) Exhibit

      20  Press release of the Company dated March 3,
          1998.
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                         SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               LABORATORY CORPORATION OF AMERICA HOLDINGS
               ------------------------------------------
                             (Registrant)



                      By:  /s/  WESLEY R. ELINGBURG
                         -------------------------------------
                                Wesley R. Elingburg
                                Executiver Vice President,
                                Chief Financial Officer and
                                Treasurer (Principal Financial
                                Officer and Principal Accounting
                                Officer)

Date: March 9, 1998
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